UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 12, 2023

QMIS TBS CAPITAL GROUP CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-238872	32-0619708
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

100 N.Barranca St.#1000

West Covina,CA.91791

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-675-3214

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)Dismissal of independent registered public accounting firm.

On April 12, 2023, QMIS TBS Capital Group Corp., a Delaware corporation (the “Company”), dismissed Keith K. Zhen, CPA (“Zhen CPA”), the independent registered public accounting firm of the Company.

Zhen CPA was appointed as the Company’s independent registered public accounting firm on May 17, 2020, and continued to serve as the Company’s independent registered public accounting firm through April 12, 2023.

On April 12, 2023, at the recommendation of the Company’s Board of Directors, Zhen CPA was dismissed as the Company’s independent registered public accounting firm.

Zhen CPA’s reports on the Company’s financial statements for the fiscal year ended December 31, 2019, 2020, and 2021, did not contain an adverse opinion or a disclaimer of opinion and it was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in the report, which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the period from May 17, 2020, through December 31, 2022, and the subsequent interim period through April 12, 2023, there were no disagreements with Zhen CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Zhen CPA, would have caused Zhen CPA to make reference to the subject matter of the disagreements in connection with their report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The Company has provided Zhen CPA with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K and has requested that Zhen CPA furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Zhen CPA’s letter, dated April 12, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Newly Appointed Independent Registered Public Accountant

On April 12, 2023, upon the recommendation of the Company’s Board of Directors, the Company engaged KG CPA as the Company’s independent registered public accounting firm.

The Company has not consulted with KG CPA during the Company’s two most recent fiscal years or during any subsequent interim period prior to KG CPA’s appointment as the Company’s independent registered public accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event, as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number	Description
16.1	Letter from Keith K. Zhen CPA, dated April 12, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QMIS TBS CAPITAL GROUP CORP.

By:	/s/ Yung Kong Chin
Yung Kong Chin
Chief Executive Officer, President
(Principal Executive Officer)

Date: April 12, 2023.